SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                            ---------------------


                                  FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report
 (Date of earliest event reported) May 31, 2000.


            FORD CREDIT AUTO LOAN MASTER TRUST,
         SERIES 1995-1, 1996-1, 1996-2 AND 1997-1

Delaware                 0-21686                     38-2973806
--------     --------------------------------        ----------
State or        (Commission File Number)            IRS Employer
other juris-                                         I.D. Number
diction of
incorporation


     (FORD CREDIT AUTO RECEIVABLES CORPORATION - ORIGINATOR)
     -------------------------------------------------------
      (Exact name of registrant as specified in its charter)

One American Road, Dearborn, Michigan            48126
-------------------------------------            -----
Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code  313-322-3000

ITEM 5.  Other Events

     The Monthly Servicing Report relating to the Ford Credit Auto Loan Master Trust, Series 1995-1, 1996-1, 1996-2 and 1997-1 for the Collection
Period ended May 31, 2000, provided to The Chase Manhattan Bank, formerly Chemical Bank, as trustee, is attached hereto as Exhibit 19 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS


                                    EXHIBITS

DESIGNATION       DESCRIPTION                   METHOD OF FILING
-----------       -----------                   ----------------

Exhibit 19     Ford Credit Auto Loan            Filed with
               Master Trust, Series 1995-1,     this Report.
               1996-1,  1996-2 and 1997-1
               Servicing  Report for the
               Collection Period ended
               May 31, 2000.

                        SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                      Ford Credit Auto Loan Master Trust,
                   Series 1995-1, 1996-1, 1996-2 and 1997-1
                                 (Registrant)


Date:  June 6, 2000          By: /s/Richard P. Conrad
                                ---------------------
                                 Richard P. Conrad
                                 Assistant Secretary of Ford
                                 Credit Auto Receivables
                                 Corporation, originator of Trust

                                  EXHIBIT INDEX

Designation                   Description
-----------         -------------------------------------
Exhibit 19          Ford Credit Auto Loan Master Trust
                    Series 1995-1, 1996-1, 1996-2 and
                    1997-1 Servicing Report
                    for the Collection Period ended
                    May 31, 2000.

                                                               Exhibit 19


                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    06/01/00 04:40 pm
  Investor Reporting System  v2.7     Monthly Statement         05/00 Activity
  ----------------------------------------------------------------------------
   Principal Receivables               FCARC               Investor
                                       ------------------- -------------------
    Beginning Principal Receivables    $4,595,555,256.84   $3,510,000,000.00
     Current Floating Allocation Pct.        56.69636578%        43.30363422%
    Total Adj. Principal Collections   $2,350,421,949.07   $1,795,208,757.21
    Principal Default Amounts                      $0.00               $0.00
     As a Percentage of Collections           0.00000000%         0.00000000%
    Monthly Principal Amortized                                        $0.00
    Ending Principal Receivables       $4,493,767,355.83   $3,510,000,000.00
     New Floating Allocation Pct.            56.14565187%        43.85434813%
   Interest Collections                FCARC               Investor
                                       ------------------- -------------------
    Total Interest Collections            $38,895,705.08      $29,707,819.23
  -----------------------------------------------------------------------------
   Early Amortization Triggered?                           Yes              No
                                                           ---              --
    1.  Breach of covenants or agreements made in the                       x
        PSA and uncured for 45 days
    2.  Breach of any representation or warranty made                       x
        in the PSA and uncured for 60 days
    3.  Bankruptcy, insolvency or receivership of FMCC,                     x
        FCARC, or Ford

    4.  FCARC is an investment company within the                           x
        meaning of the ICA of 1940
    5.  Failure of FCARC to convey Receivables pursuant                     x
        to the PSA
    6.  Available Subordinated Amount has been reduced                      x
        to less than the Required Subordinated Amount
    7.  Servicer Default has occurred                                       x
    8.  Average monthly payment rate for past three                         x
        periods is less than 20%
    9.  Used vehicle percentage exceeds 10% for two                         x
        collection periods
   10.  Interest rate swap is terminated in accordance                      x
        with its terms
   11.  Outstanding principal amount of the certificates                    x
        is not repaid by the expected payment date

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    06/01/00 04:40 pm
  Investor Reporting System  v2.7     Monthly Statement         05/00 Activity
  ----------------------------------------------------------------------------
   Principal Receivables                                   Trust Total
                                                           -------------------
    Beginning Principal Receivables                        $8,105,555,256.84
     Current Floating Allocation Percentage                     100.00000000%
    Total Adjusted Principal Collections                   $4,145,630,706.28
     Payment Rate                                                      51.15%
     Principal Collections                                 $3,678,403,090.93
     Principal Collection Adjustments                        $467,092,981.96
     Principal Collections for Status Dealer Accounts            $134,633.39
    Principal Default Amounts                                          $0.00
     As a Percentage of Collections                               0.00000000%
    Aggregate New Principal Receivables                    $4,043,842,805.27
    Ending Principal Receivables                           $8,003,767,355.83
     New Floating Allocation Percentage                         100.00000000%
   Interest Collections                                    Trust Total
                                                           -------------------
    Total Interest Collections                                $68,603,524.31
     Interest Collections                                     $68,598,777.76
     Interest Collections for Status Dealer Accounts               $4,746.55
     Recoveries on Receivables Written Off                             $0.00
    Monthly Yield                                                      10.16%
    Used Vehicle Principal Receivables Balance               $128,604,145.01
                                                                        1.61%

   Status Dealer Accounts                                  Trust Total
                                                           -------------------
    Beginning Balance                                            $641,131.00
     Principal Collections                                       $134,633.39
     Principal Write Offs                                              $0.00
     Interest Collections                                          $4,746.55
    Ending Balance                                               $506,497.61
   Subordination and Participation                         Trust Total
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
     Overconcentration Amount                                          $0.00
     Installment Amount                                                $0.00
     Other Ineligible Amounts                                          $0.00
    Available Subordinated Amount                            $390,000,000.00
    Required Subordinated Amount                             $390,000,000.00
    Required Participation  4.00%                            $140,400,000.00
    Required Participation and Subordinated Amount           $530,400,000.00

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    06/01/00 04:40 pm
  Investor Reporting System  v2.7     Monthly Statement         05/00 Activity
  ----------------------------------------------------------------------------
    Current Participation Amount                           $4,493,767,355.83
     Current Participation Percentage                                 847.24%
    Current Participation Shortfall                                    $0.00
    Available Seller Collections                           $2,389,317,654.15
    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00
    Available Seller Collections to FCARC                  $2,389,317,654.15

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    06/01/00 04:40 pm
  Investor Reporting System  v2.7     Monthly Statement         05/00 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1995-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      12.33721773%

    Total Adjusted Principal collections                     $511,455,486.38
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $8,463,766.16

   Source and Use of Funds                                 1995-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,463,766.16
     Investment and Net Swap Proceeds                           ($234,375.00)
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $11,729,391.16

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 6.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $5,416,666.67
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $5,416,666.67
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $1,979,391.16

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    06/01/00 04:40 pm
  Investor Reporting System  v2.7     Monthly Statement         05/00 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1995-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $20,428,819.45
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid           $1,237,847.23
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1995-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    06/01/00 04:40 pm
  Investor Reporting System  v2.7     Monthly Statement         05/00 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-1
                                                           -------------------
    Certificates                                             $800,000,000.00
     Current Floating Allocation Percentage                       9.86977418%

    Total Adjusted Principal collections                     $409,164,389.11
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $6,771,012.93

   Source and Use of Funds                                 1996-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,771,012.93
     Investment and Net Swap Proceeds                           ($854,166.66)
     Reserve Fund Balance                                      $2,800,000.00
    Total Investor Collections and Reserve Fund                $8,716,846.27

     Certificates Outstanding                                $800,000,000.00
     Certificate Rate                                                 5.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,666,666.67
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,666,666.67
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $666,666.67
    Servicing Fees Paid                                          $666,666.67
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,800,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $1,583,512.93

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    06/01/00 04:40 pm
  Investor Reporting System  v2.7     Monthly Statement         05/00 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $88,888,888.89
    Required Subordinated Amount                              $88,888,888.89

    Required Participation  4.00%                             $32,000,000.00
    Required Participation and Subordinated Amount           $120,888,888.89

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,800,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $14,666,666.68
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    06/01/00 04:40 pm
  Investor Reporting System  v2.7     Monthly Statement         05/00 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-2
                                                           -------------------
    Certificates                                             $960,000,000.00
     Current Floating Allocation Percentage                      11.84372902%

    Total Adjusted Principal collections                     $490,997,266.93
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $8,125,215.52

   Source and Use of Funds                                 1996-2
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,125,215.52
     Investment and Net Swap Proceeds                                  $0.00
     Reserve Fund Balance                                      $3,360,000.00
    Total Investor Collections and Reserve Fund               $11,485,215.52

     Certificates Outstanding                                $960,000,000.00
     Certificate Rate                                                 6.8500%
     Days in Interest Period                                              31
    Current Interest Due                                       $5,662,666.67
    Net Trust Swap Receipts not req. to be paid                  $237,666.67
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $5,425,000.00
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $800,000.00
    Servicing Fees Paid                                          $800,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,360,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $1,900,215.52

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    06/01/00 04:40 pm
  Investor Reporting System  v2.7     Monthly Statement         05/00 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-2
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $106,666,666.67
    Required Subordinated Amount                             $106,666,666.67

    Required Participation  4.00%                             $38,400,000.00
    Required Participation and Subordinated Amount           $145,066,666.67

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,360,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $5,425,000.00
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $237,666.67
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-2
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    06/01/00 04:40 pm
  Investor Reporting System  v2.7     Monthly Statement         05/00 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1997-1
                                                           -------------------
    Certificates                                             $750,000,000.00
     Current Floating Allocation Percentage                       9.25291330%

    Total Adjusted Principal collections                     $383,591,614.79
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $6,347,824.62

   Source and Use of Funds                                 1997-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,347,824.62
     Investment and Net Swap Proceeds                           ($123,515.62)
     Reserve Fund Balance                                      $2,625,000.00
    Total Investor Collections and Reserve Fund                $8,849,309.00

     Certificates Outstanding                                $750,000,000.00
     Certificate Rate                                                 6.3713%
     Days in Interest Period                                              31
    Current Interest Due                                       $4,114,765.63
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,114,765.63
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $625,000.00
    Servicing Fees Paid                                          $625,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,625,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $1,484,543.37

                       Ford Credit Auto Loan Master Trust

  Ford Motor Credit Company     Asset Backed Certificates    06/01/00 04:40 pm
  Investor Reporting System  v2.7     Monthly Statement         05/00 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1997-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $83,333,333.33
    Required Subordinated Amount                              $83,333,333.33

    Required Participation  4.00%                             $30,000,000.00
    Required Participation and Subordinated Amount           $113,333,333.33

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,625,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $7,724,140.63
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $107,187.50
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1997-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000